SIT MUTUAL FUNDS


                          STOCK FUNDS QUARTERLY REPORT

                          QUARTER ENDED MARCH 31, 2000




                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                 BALANCED FUND

                             LARGE CAP GROWTH FUND

                              REGIONAL GROWTH FUND

                              MID CAP GROWTH FUND

                           INTERNATIONAL GROWTH FUND

                             SMALL CAP GROWTH FUND

                       SCIENCE AND TECHNOLOGY GROWTH FUND

                         DEVELOPING MARKETS GROWTH FUND




                                     [LOGO]
                            SIT INVESTMENT ASSOCIATES
                            -------------------------
                                SIT MUTUAL FUNDS

                                Sit Mutual Funds
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----

Chairman's Letter                                                    1

Performance Review                                                   2

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Balanced Fund                                               4

         Large Cap Growth Fund                                       6

         Regional Growth Fund                                        8

         Mid Cap Growth Fund                                        10

         International Growth Fund                                  12

         Small Cap Growth Fund                                      14

         Science and Technology Growth Fund                         16

         Developing Markets Growth Fund                             18

A Look At Sit Mutual Funds                                          20

[PHOTO]  SIT MUTUAL FUNDS
         Quarter Ended March 31, 2000                                     [LOGO]
         -----------------------------------------------------------------------
         Chairman's Letter

Dear Fellow Shareholders:

   Financial markets were particularly volatile during the first quarter of 2000, largely due to the continuation of the "cross-currents" that persisted during 1999, including strong corporate earnings, the high level of equity valuations, and Federal Reserve interest rate increases. Most domestic indices moved solidly higher during the quarter, while fixed income indices showed modest positive returns.

ECONOMIC OVERVIEW
   The economy continues to surge ahead as the fourth quarter GDP's final revision was moved up to 7.3% - the sharpest quarterly gain since the first quarter of 1984. In terms of GDP components, the consumer sector continues to be extremely powerful, with year-over-year growth of 5.6% in the last quarter. Based on consumer spending data through the first two months of the year, we believe this number could be even higher for the first quarter. Another area that could provide a positive surprise is the net export sector, which has begun displaying improvement since the second quarter of 1998. Exports have been slowly improving on a trend basis since 3Q98 and are likely to continue on this track as foreign economies recover, particularly in Asia. Also, government spending is increasing at an accelerating rate, and the combination of an election year with burgeoning surpluses is likely to spur continued strong spending. We believe the U.S. economy will continue to be strong in 2000. We are forecasting full-year GDP of +5.4%.
   The impressive strength of the economy has raised concerns over inflationary pressures, and recent inflation statistics have shown a modest acceleration. We believe, however, there are several reasons to be more optimistic about the direction of inflation. The first is that with oil prices already starting to recede from the $30-plus level, the energy component of the CPI should result in a flattening in the rate of year-over-year advance in the CPI in the second half of the year. Second, the latest data on employee compensation show that average hourly earnings have remained steady at +3.7%, while the unemployment rate of 4.1% also remained stable. Importantly, productivity gains appear to be offsetting the rise in wage costs.
   Despite the prospect for continued moderate inflation in the months ahead, we believe that another rate hike is likely at the May 16th FOMC meeting. Minutes of the February FOMC meeting suggested that some members supported a 50 basis point hike, but we believe this is unlikely unless some alarming news on growth or inflation develops over the near term.

EQUITY STRATEGY SUMMARY
   Positive returns were registered for most market indices during the first quarter of 2000. Volatility and sector rotation characterized the period, particularly in the final month, as the S&P 500 Index experienced moves of plus or minus one percent (or greater) on almost half the trading days in March. The same phenomenon occurred for the NASDAQ composite during 60 percent of the trading days. Although there was a distinct broadening of the market toward the end of the quarter, industry leadership remained quite narrow for the quarter as a whole, with only three of seventeen sectors within the S&P 500 Index outperforming the total Index return.
   Since the end of the March quarter, extreme volatility and roller coaster market performances continued. There has been tremendous concern that interest rates are headed significantly higher and that stocks are over valued. Investors fear that "new economy" companies that do not have long earnings track records have significantly appreciated due to speculation and are not supported by fundamentals. We continue to believe the economic and financial conditions globally remain healthy with inflation under control and that interest rates will only increase modestly. Japan is improving despite mixed news, and the rest of Asia is on a solid recovery path. The European economic environment is materially strengthening and is attractive in the intermediate to longer term. The U.S. economy also continues to grow moderately, and we believe the Federal Reserve will raise interest rates to control inflation successfully.
   We continue to invest in the highest quality, globally or regionally dominant companies that have significant, real earnings growth potential. We think technology continues to be the key leadership group for the market. We believe that strong fundamentals support an overweighted position in the sector. Corporations are seeking productivity-enhancing technology, perhaps best exemplified by the far-reaching applications of the Internet. Corporations around the world are developing e-commerce strategies to accelerate growth, improve productivity, and reduce costs. The narrowness of the market's advance in recent months has also led to attractive valuations for several sectors outside technology, providing for investment opportunities in retail trade, financial services, and health care. In terms of asset allocation, we believe that there is no major reason to raise significant cash levels at the present time.
   In Asia, we maintain our overweighting in Japan based on prospects for continued economic and financial recovery. Outside Japan, Asian economies and corporate profits are growing nicely, and we retain our positive stance toward this region, particularly Taiwan and Singapore. In Europe, we are benchmark weighted in Euroland countries and underweight in non-Euroland regions.


With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
Quarter Ended March 31, 2000
--------------------------------------------------------------------------------
Performance Summary - Stock Funds

   Domestic stocks began 2000 on a strong note, with virtually all equity indices posting solid gains for the first quarter. In fact, out of all the major indices that we follow, the Dow Jones Industrial Average was the only major index to decline in the quarter.
   Small and mid capitalization stocks posted the strongest returns for the quarter, with the S&P 400 MidCap Index and Russell 2000 Index increasing 12.7% and 7.1%, respectively. The S&P 500 Index first quarter return was +2.3%. Despite a narrowing of the gap in the month of March, growth stocks handily outperformed value stocks across the market capitalization spectrum during the quarter. The disparity was most notable in the mid cap sector, as the Russell Mid Cap Growth Index outperformed the Russell MidCap Value Index by over 21 percentage points.
   The strong performance of technology stocks was the primary factor behind growth stock outperformance during the quarter. By our calculations, the electronic technology sector was solely responsible for the overall positive returns for many of the indices. For example, within the S&P 500 Index, we estimate that if one excludes the +21.5% return for the electronic technology sector, the total Index return would have been -2.3% (compared to the actual +2.3% return) during the quarter.
   International equity markets turned in a mixed performance in the first quarter of 2000. Many markets consolidated after achieving large gains in 1999, as interest rates in the U.S. and Europe continued to rise. The MSCI Europe Index return was +0.1%, while the MSCI Pacific Index rose 0.5%. Latin American markets generally moved higher during the quarter.

                                          1988        1989         1990
                                        ---------------------------------
SIT BALANCED                              --           --           --
-------------------------------------------------------------------------
SIT LARGE CAP GROWTH                      5.33%       32.02%       -2.37%
-------------------------------------------------------------------------
SIT REGIONAL GROWTH                       --           --           --
-------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                     9.77        35.15        -2.04
-------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)               --           --           --
-------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                   --           --           --
-------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)      --           --           --
-------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)          --           --           --
-------------------------------------------------------------------------
S&P 500 INDEX                            16.55        31.61        -3.05
S&P MIDCAP 400 INDEX                     20.87        35.55        -5.12
MSCI EAFE INDEX (5)                       --           --           --
RUSSELL 2000 INDEX (6)                    --           --           --
PSE TECH 100 INDEX                        --           --           --
MSCI EMERGING MARKETS FREE INDEX (7)      --           --           --


                                        NASDAQ
                                        SYMBOL          INCEPTION
                                        ------          ---------

SIT BALANCED                             SIBAX           12/31/93
-------------------------------------------------------------------------
SIT LARGE CAP GROWTH                     SNIGX           09/02/82
-------------------------------------------------------------------------
SIT REGIONAL GROWTH                      n/a             12/31/97
-------------------------------------------------------------------------
SIT MID CAP GROWTH                       NBNGX           09/02/82
-------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                 SNGRX           11/01/91
-------------------------------------------------------------------------
SIT SMALL CAP GROWTH                     SSMGX           07/01/94
-------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH        SISTX           12/31/97
-------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH            SDMGX           07/01/94
-------------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX (5)
RUSSELL 2000 INDEX (6)
PSE TECH 100 INDEX
MSCI EMERGING MARKETS FREE INDEX (7)
-------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

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               TOTAL RETURN - CALENDAR YEAR

                                                                                               YTD
 1991        1992     1993      1994       1995      1996      1997       1998      1999       2000
-----------------------------------------------------------------------------------------     ------
  --         --        --      -0.33%     25.43%    15.80%    21.73%     21.30%    20.15%      5.44%
----------------------------------------------------------------------------------------------------
 32.72%      4.94%     3.15%    2.83      31.66     23.05     31.70      30.56     33.41       8.50
----------------------------------------------------------------------------------------------------
  --         --        --       --         --        --        --        23.05     15.55      -1.69
----------------------------------------------------------------------------------------------------
 65.50      -2.14      8.55    -0.47      33.64     21.87     17.70       6.84     70.65      22.91
----------------------------------------------------------------------------------------------------
  4.10(4)    2.69     48.37    -2.99       9.36     10.31      4.81      18.95     50.77       5.73
----------------------------------------------------------------------------------------------------
  --         --        --      11.57(4)   52.16     14.97      7.63       1.97    108.63      26.12
----------------------------------------------------------------------------------------------------
  --         --        --       --         --        --        --        38.40     85.98      30.38
----------------------------------------------------------------------------------------------------
  --         --        --      -2.02(4)   -4.29     17.27     -5.20     -24.93     82.50       8.18
----------------------------------------------------------------------------------------------------
 30.46       7.64     10.07     1.32      37.58     22.96     33.36      28.58     21.04       2.29
 50.11      11.92     13.95    -3.60      30.94     19.19     32.29      19.11     14.72      12.69
  0.26     -12.17     32.56     7.78      11.21      6.05      1.78      20.00     26.96      -0.11
  --         --        --       4.61      28.45     16.49     22.36      -2.54     21.26       7.08
  --         --        --       --         --        --        --        54.60    116.40      19.54
  --         --        --       2.80      -6.94      3.92    -13.40     -27.52     63.70       2.04

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
           TOTAL RETURN                              PERIODS ENDED MARCH 31, 2000
    QUARTER         SIX MONTHS                                                             SINCE
 ENDED 3/31/00    ENDED 3/31/00        1 YEAR      3 YEARS      5 YEARS     10 YEARS     INCEPTION
--------------------------------     --------------------------------------------------------------
     5.44%            21.87%            20.92%       23.52%       20.74%       --          17.27%
     8.50             36.71             35.06        35.90        30.39       19.68%       18.17
    -1.69             13.05             13.32         --           --          --          16.06
    22.91             79.39            107.50        43.15        32.56       22.31        21.88
     5.73             46.03             62.94        25.90        19.93        --          16.76
    26.12            107.59            175.26        49.97        35.54        --          35.06
    30.38            102.29            143.19         --           --          --          71.30
     8.18             60.29             98.45         9.77        12.46        --           7.86
     2.29             17.51             17.94        27.40        26.76       18.84        18.97
    12.69             32.05             38.09        27.39        24.06       19.11        19.28
    -0.11             16.86             25.09        16.31        12.39        --          10.38
     7.08             26.84             37.29        17.76        17.24        --          16.63
    19.54             85.15            133.65         --           --          --          85.19
     2.04             27.70             49.19        -0.99         3.05        --           0.72
---------------------------------------------------------------------------------------------------

(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

[PHOTO]  SIT BALANCED FUND
         Quarter Ended March 31, 2000
         -----------------------------------------------------------------------
         Peter L. Mitchelson, CFA, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit Balanced Fund posted a strong relative and absolute return of +5.4% over the past three months, comparing favorably to the S&P 500 Index return of +2.3% and the Lehman Aggregate Bond Index return of +2.2%. The Fund ranked in the 21st percentile out of 341 funds and in the 16th percentile out of 237 funds for the 3- and 5-year periods, respectively, by Lipper Anaylytical Services.
   As of March 31, 2000, the asset allocation of the Fund was 53.5% equities (down from 60.9% at the end of 1999), 40.3% fixed income securities (up from 35.0%), and 6.2% cash and other net assets (up from 4.1%).
   Domestic equity market indices generally moved higher for the first three months of 2000, although significant volatility and sector rotation occurred along the way. The Fund's equity returns were led by continued strong performance by technology stocks, as the Fund benefited from stock selection and an overweighted position in the sector. Within the equity portion of the portfolio, electronic technology and technology services continue to be the heaviest sector weightings. Although the strong performance has led to a marked increase in valuations for the sector, business prospects and earnings growth remain far superior relative to the rest of the market. Accelerating earnings growth is being driven by powerful trends in high tech industries, including telecommunications, e-commerce, and semiconductors.
   There was also considerable volatility in the fixed income markets during the quarter. Yields on non-government securities and short-term Treasury securities rose, while long-term Treasury yields fell sharply during the quarter. This divergence was sparked by strong demand for long-term Treasuries due to the U.S. Treasury Department's decision to purchase the securities to reduce debt. The yield differential between government securities and corporates, has led us to become very optimistic in the corporate and asset-backed sectors. Given our greater than 5% real GDP growth forecast for the full year, we believe that the Federal Reserve will increase the fed funds rate at least one more time in 2000.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                Net Asset Value  3/31/00:  $19.77 Per Share
                                12/31/99:  $18.75 Per Share

                        Total Net Assets:  $17.7 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                         Cash & Other Net Assets   6.2%
                         Bonds                    40.3%
                         Equities                 53.5%
4

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                          AVERAGE ANNUAL TOTAL RETURNS*

                          SIT                        LEHMAN
                       BALANCED        S&P         AGGREGATE
                         FUND       500 INDEX      BOND INDEX
                       --------     ---------      ----------

3 Months**               5.44%         2.29%          2.21%
1 Year                  20.92         17.94           1.87
3 Years                 23.52         27.40           6.70
5 Years                 20.74         26.76           7.14
Inception               17.27         22.95           6.01
  (12/31/93)

                            CUMULATIVE TOTAL RETURNS*

                        SIT                          LEHMAN
                      BALANCED         S&P         AGGREGATE
                        FUND        500 INDEX      BOND INDEX
                      --------      ---------      ----------

1 Year                  20.92%        17.94%          1.87%
3 Years                 88.47        106.79          21.49
5 Years                156.60        227.28          41.20
Inception              170.81        263.90          44.00
 (12/31/93)


* AS OF 3/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 3/31/00 would have grown to $27,081 in the Fund, $14,400 in the Lehman Aggregate Bond Index or $36,390 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

              Stocks:  *  Cisco Systems, Inc.
                       *  General Electric Co.
                       *  Microsoft Corp.
                       *  Sun Microsystems, Inc.
                       *  Nokia Corp., A.D.R.
              Bonds:   *  U.S. Treasury Strip, 6.43%, 11/15/09
                       *  U.S. Treasury Note, 6.875%, 5/15/06
                       *  U.S. Treasury Inflation Index Bond,
                          3.375%, 1/15/07
                       *  Whirlpool Corp., 9.00%, 3/1/03
                       *  Bradley Operating LP, 8.875%, 3/15/06
                     Total Number of Holdings: 144
                 Top Holdings represent 27.1% of the portfolio.

[PHOTO]  SIT LARGE CAP GROWTH FUND REVIEW
         Quarter Ended March 31, 2000
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Peter L. Mitchelson, CFA * Roger J. Sit * Ronald D. Sit, CFA

   The Sit Large Cap Growth Fund posted strong results for the first three months of 2000, increasing 8.5%. By comparison, the S&P 500 Index return was +2.3%, and the Russell 1000 Growth Index return was +7.1%.
   Most domestic equity market indices posted solid gains in the first quarter as investors, once again, shrugged off more interest rate increases by the Federal Reserve. Although the ongoing strength in the U.S. economy may cause further interest rate hikes in the months ahead, investors have been focusing on the positive aspect of a strong economy: stronger corporate earnings. The first quarter should mark the fourth consecutive quarter in which reported profit growth for the S&P 500 Index exceeds +20%.
   Despite some significant volatility during the quarter, particularly in March, the technology sector provided leadership for the market. We estimate that the electronic technology sector component of the S&P 500 Index returned over 21.5% in the quarter, while the same sector within the Sit Large Cap Growth Fund produced an estimated return of 25.6%. The Fund also benefited from an overweighted position in the sector (relative to the S&P 500 Index), along with strong stock selection in the finance and health technology sectors.
   The most significant sector weighting increases over the past three months include electronic technology and financial services through the purchases of Motorola, General Motors- Class H, AXA Financial, and American International Group. Sector weighting decreases occurred in consumer non-durables and technology services through the reduction or elimination of positions in Procter & Gamble, Oracle Systems, and BMC Software. As of March 31st, the Fund was 97% invested in equities. Electronic technology, technology services, and health technology remain the most heavily weighted economic sectors.
   Assets in the Sit Large Cap Growth Fund totaled $178.3 million, up from $136.7 million a year ago. We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                               PORTFOLIO SUMMARY

                     Net Asset Value 3/31/00:  $ 66.40 Per Share
                                    12/31/99:  $ 61.20 Per Share

                            Total Net Assets:  $178.3 Million

                 Weighted Average Market Cap:  $168.7 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                     Electronic Technology     32.6
                       Technology Services     13.0
                         Health Technology     12.4
                                   Finance      9.7
                                 Utilities      7.3
                              Retail Trade      6.5
                    Producer Manufacturing      5.8
                         Consumer Services      5.0
                        Sectors Under 3.0%      5.0
                   Cash & Other Net Assets      2.7

6
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                          AVERAGE ANNUAL TOTAL RETURNS*

                            SIT                         RUSSELL
                         LARGE CAP        S&P            1000
                        GROWTH FUND    500 INDEX     GROWTH INDEX
                        -----------    ---------     ------------

3 Month**                  8.50%          2.29%          7.13%
1 Year                    35.06          17.94          34.12
5 Years                   30.39          26.76          31.83
10 Year***                19.68          18.84          21.61
Inception***              18.17          18.97          19.71
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                            SIT                        RUSSELL
                         LARGE CAP        S&P            1000
                        GROWTH FUND    500 INDEX     GROWTH INDEX
                        -----------    ---------     ------------

1 Year                     35.06%        17.94%         34.12%
5 Year                    276.93        227.28         298.20
10 Year***                502.68        461.75         607.29
Inception***             1784.20       2023.39        2266.92
  (9/2/82)


* AS OF 3/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/00 would have grown to $188,420 in the Fund, or $212,339 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                           *  Cisco Systems, Inc.
                           *  Microsoft Corp.
                           *  General Electric Co.
                           *  Intel Corp.
                           *  Nokia Corp., A.D.R.
                           *  Sun Microsystems, Inc.
                           *  Oracle Corp.
                           *  EMC Corp.
                           *  Amgen, inc.
                           *  Vodafone Airtouch, A.D.R.
                         Total Number of Holdings: 68
                Top 10 Holdings represent 35.6% of the portfolio.

[PHOTO]  SIT REGIONAL GROWTH FUND
         Quarter Ended March 31, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Regional Growth Fund fell 1.7% for the first quarter of 2000, compared to the +2.3% return for the S&P 500 Index.

   The recent broadening of the market beyond large capitalization stocks and the technology sector may portend a better investment environment in the months ahead for companies held in the Fund. Since inception, the relative performance of the Fund has been negatively impacted by a modest underweight in technology along with the smaller capitalization bias of investment opportunities inherent within the Fund's regional focus. The narrowness of market leadership in recent years, however, led to attractive valuations for the growth-oriented companies held in the Fund, as the overall price-to-earnings ratio of 31 (on 2000 estimated EPS) for the Fund is only slightly higher than the comparable S&P ratio of 28.

   During the quarter, the Fund benefited from strong stock selection in the retail trade and health technology sectors, driven by particularly strong performance by Best Buy, Kohl's, and Medtronic. The Fund's underweighting of large capitalization technology stocks (i.e., Cisco Systems, Sun Microsystems), relative to the S&P 500, was a primary contributor behind the underperformance during the quarter.

   Significant sector weighting changes over the past three months include increases in retail trade, consumer services, and health technology while commercial services and electronic technology had the largest decrease in sector weightings. As of March 31, 2000, the Fund was 99% invested in equity securities. Electronic technology, technology services, and retail trade remain the heaviest weighted sectors within the Fund.

   We believe the combination of strong relative earnings growth rates and attractive valuations for companies held in the Fund provide for investment opportunities for long-term investors. We greatly appreciate shareholders continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/00:  $13.95 Per Share
                                   12/31/99:  $14.19 Per Share

                           Total Net Assets:  $ 6.8 Million

                Weighted Average Market Cap:  $25.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology   17.9
                                 Retail Trade   14.7
                          Technology Services   13.6
                                      Finance   12.2
                            Health Technology   10.5
                            Consumer Services    6.7
                       Producer Manufacturing    5.0
                                    Utilities    4.6
                          Commercial Services    4.1
                       Sectors 4.0% and Under    9.8
                      Cash & Other Net Assets    0.9

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT
                      REGIONAL         S&P          RUSSELL
                    GROWTH FUND     500 INDEX     3000 INDEX
                    -----------     ---------     ----------

3 Month**             -1.69%           2.29%         4.57%
1 Year                13.32           17.94         22.26
Inception             16.06           22.97         22.19
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*

                        SIT
                      REGIONAL         S&P         RUSSELL
                    GROWTH FUND     500 INDEX     3000 INDEX
                    -----------     ---------     ----------

1 Year                13.32%          17.94%        22.26%
Inception             39.79           59.20         56.94
  (12/31/97)


* AS OF 3/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX AND THE RUSSELL 3000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 3/31/00 would have grown to $13,979 in the Fund, or $15,920 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                           *  Motorola, Inc.
                           *  Emmis Communications Corp.
                           *  ADC Telecommunications, Inc.
                           *  Sprint Corp.
                           *  Tellabs, Inc.
                           *  Northern Trust Corp.
                           *  Best Buy, Inc.
                           *  Target Corp.
                           *  Medtronic, Inc.
                           *  Kohl's Corp.
                         Total Number of Holdings: 34
                Top 10 Holdings represent 44.3% of the portfolio.

[PHOTO]  SIT MID CAP GROWTH FUND
         Quarter Ended March 31, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager
         Erik S. Anderson, CFA, Senior Portfolio Manager

   The Sit Mid Cap Growth Fund provided solid returns, in relative and absolute terms, during the first quarter of 2000. The Fund's quarterly return of +22.9% compared favorably with the +12.7% return for the S&P MidCap 400 Index and the +21.1% return for the Russell MidCap Growth Index.
   Continuing the trend that began in 1999, mid cap growth stocks strongly outperformed larger issues during the first quarter. Part of the strong relative performance can be traced to attractive valuations for smaller stocks after an extended period of underperformance prior to last year. More specifically, there is an increasing number of up-and-coming high growth companies, particularly within technology, that are capitalizing on the dynamic growth opportunities in the "new economy." The Sit Mid Cap Growth Fund has maintained significant exposure to some of the fastest growing segments, including: computer software (Check Point Software, Veritas Software), telecommunications (QUALCOMM, ADC Telecommunications), semiconductors (Analog Devices, Xilinx), and biotechnology (Biogen, Immunex). Although increased valuations for many of these stocks should be expected to lead to increased volatility, we believe that the exceptional earnings growth will catch up to valuations over time.
   In terms of sector weightings, electronic technology and health technology showed the largest increases over the past six months. New purchases included 3COM, Allegiance Telecom, Waters, Human Genome Sciences, and PE Biosystems. Significant sector weighting decreases occurred in financial services and technology services through the sale of AON, T. Rowe Price, Check Point Software, Infospace, and BMC Software. As of March 31, 2000, the Fund was 95% invested in equity securities, down slightly from 97% at the end of 1999.
   Although the strong returns experienced during the first quarter are unlikely to be repeated over each of this year's remaining quarters, we believe that the business fundamentals for the companies held in the Fund are exceptionally strong and current valuations attractive for the long-term investor.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $2 billion to $15 billion at the time of purchase.


                               PORTFOLIO SUMMARY

                     Net Asset Value 3/31/00:  $ 25.43 Per Share
                                    12/31/99:  $ 20.69 Per Share

                            Total Net Assets:  $635.4 Million

                 Weighted Average Market Cap:  $ 21.6 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    44.0
                          Technology Services    18.0
                            Health Technology     8.8
                            Consumer Services     5.6
                                    Utilities     5.5
                                 Retail Trade     4.4
                                      Finance     4.1
                           Sectors Under 2.0%     4.5
                      Cash & Other Net Assets     5.1

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT           S&P          RUSSELL
                     MID CAP        MIDCAP        MID CAP
                   GROWTH FUND    400 INDEX    GROWTH INDEX
                   -----------    ---------    ------------

3 Month**             22.91%        12.69%         21.12%
1 Year               107.50         38.09          77.18
5 Year                32.56         24.06          30.32
10 Year               22.31         19.11          21.69
Inception             21.88         19.28           --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                       SIT           S&P          RUSSELL
                     MID CAP        MIDCAP        MID CAP
                   GROWTH FUND    400 INDEX    GROWTH INDEX
                   -----------    ---------    ------------

1 Year               107.50%        38.09%         77.18%
5 Year               309.26        193.89         275.93
10 Year              649.22        474.66         612.25
Inception           3147.42       2123.25           --
  (9/2/82)


* AS OF 3/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/00 would have grown to $324,742 in the Fund, or $222,325 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                     *  JDS Uniphase Corp.
                     *  Applied Micro Circuits Corp.
                     *  Xilinx, Inc.
                     *  QUALCOMM, Inc.
                     *  Inktomi Corp.
                     *  Check Point Software Tech., Ltd.
                     *  Vitesse Semiconductor Corp.
                     *  Allegiance Telecom, Inc.
                     *  Lexmark International Group, Inc.
                     *  Kohl's Corp.
                   Total Number of Holdings: 76
                Top 10 Holdings represent 35.2% of the portfolio.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND REVIEW
         Quarter Ended March 31, 2000
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Eugene C. Sit, CFA * Roger J. Sit

   The Sit International Growth Fund gained 5.73% for the three months ended March 31, 2000. This compares with the MSCI Index loss of 0.1% and the Lipper International Fund Index 0.6% rise. The Fund's outperformance in the first quarter can be largely attributed to our non-Index Canadian holdings. Our Canadian holdings accounted for 5% of net assets and returned 126.5%, led by PMC-Sierra. The other major contributor to returns resulted from our German holding, Mannesmann, following their acquisition by Vodafone Airtouch.
   The global stock markets experienced extreme volatility in the first three months of the year. European markets and many of the Asian markets saw record highs in February and early March only to be rocked by market sell-offs in late March. The sector leaders of technology and telecommunications were hardest hit as stretched valuations were questioned, and investors took profits to lock-in the substantial gains over the last several months. We believe that despite the recent market volatility, the fundamentals of the core holdings have not changed, and the technology, telecommunications and information technology service sectors will remain market leaders. We continue to see improvement in the global economies led by recoveries in continental Europe and Japan. Europe remains our primary focus as we continue to see economic and corporate structural and financial reforms being proposed and implemented in continental Europe. We intend to stay slightly overweighted in continental Europe and underweighted in the UK where economic expansion is more mature. The Fund's Japanese holdings, which had performed strongly throughout most of 1999, saw weakness in the March quarter, down 7%. We remain at the market weight of 26%in Japan and believe corporate restructuring is on track for a sustained recovery.
   Currency markets for the most part were stable in the March quarter. The euro dropped below parity to the U.S. dollar in early January but has settled in the $0.96 area with the yen in the 105 to the dollar area. The euro is down nearly 18% since its introduction in January 1999. We believe the euro will slowly appreciate from current levels to 1.05 to the dollar by year end, a 10% appreciation, as Euroland economies recover. The yen will likely weaken slightly to the 110 to the dollar area as the Bank of Japan also ensures a stimulating environment to keep the Japanese economy on the road to recovery.
   As planned over the last three years, Andrew Kim has become an advisory director to the sub-advisor. Eugene Sit and Roger Sit continue their roles as senior portfolio managers and have assumed Mr. Kim's portfolio management responsibilities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

                     Net Asset Value 3/31/00:  $ 27.70 Per Share
                                    12/31/99:  $ 26.20 Per Share

                            Total Net Assets:  $189.2 Million

                 Weighted Average Market Cap:  $ 73.2 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                         SIT INT'L      Morgan Stanley
                                         GROWTH FUND    EAFE Index
                                         -----------    ----------
                         Europe Other       28.9           26.5
                                Japan       24.6           27.9
                  France, Germany, UK       22.7           40.1
                        Pacific Basin        8.8            5.5
                        North America        5.0            0.0
                   Africa/Middle East        1.7            0.0
                        Latin America        0.4            0.0
              Cash & Other Net Assets        7.9            0.0

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT          MORGAN STANLEY     LIPPER
                   INTERNATIONAL      CAPITAL INT'L      INT'L
                    GROWTH FUND        EAFE INDEX        INDEX
                    -----------        ----------        -----

3 Month**              5.73%              -0.11%          0.62%
1 Year                62.94               25.09          36.93
3 Year                25.90               16.31          17.80
5 Year                19.93               12.39          16.69
Inception             16.76               10.38          13.31
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*

                        SIT          MORGAN STANLEY     LIPPER
                   INTERNATIONAL      CAPITAL INT'L      INT'L
                    GROWTH FUND        EAFE INDEX        INDEX
                    -----------        ----------        -----

1 Year                62.94%              25.09%         36.93%
3 Year                99.58               57.36          63.48
5 Year               148.09               79.34         116.34
Inception            268.89              129.81         186.45
  (11/1/91)


* AS OF 3/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 3/31/00 would have grown to $36,889 in the Fund, or $22,981 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                    *  Nokia Corp., A.D.R.
                    *  NTT Mobile Communications Network, Inc.
                    *  PMC-Sierra, Inc., A.D.R.
                    *  Vodafone Airtouch, p.l.c.
                    *  CMG, p.l.c.
                    *  NTT Data Corp.
                    *  Seven Eleven Japan
                    *  Takeda Chemical Industries
                    *  Orix Corp.
                    *  Banca Fideuram
                          Total Number of Holdings: 88
                Top 10 Holdings represent 31.0% of the portfolio.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         Quarter Ended March 31, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Small Cap Growth Fund's first quarter return was +26.1%, comparing favorably to the +7.1% return for the Russell 2000 Index and the +9.3% return for the Russell 2000 Growth Index. The Fund's average annual return since inception was +35.1%, while the Russell 2000 Index return was +16.6% over the same period. In recognition of this strong long-term performance, Morningstar assigned the Fund a five-star rating for the 3- and 5-year periods out of 3571 and 2283 funds, respectively, as of March 31, 2000.
   Led by the exceptional performance in technology-related sectors, small stocks continued to post strong relative returns. For example, within the Sit Small Cap Growth Fund, we estimate that the electronic technology sector's first quarter return was +68.6%. There was particularly strong performance during the period from semiconductor companies such as PMC Sierra (+154.1%) and Applied Micro Circuits (+135.9%), and telecommunications equipment companies such as JDS Uniphase (+49.5%) and SDL (+95.3%). Strong stock selection and an overweighted position in health technology also contributed to the strong relative performance during the quarter. Although it is unrealistic to expect the recent extraordinary performance of the technology sector to be repeated in the future, we believe the fundamentals underlying this strong performance support a continued overweight position in technology sectors.
    In terms of portfolio structure, the most significant sector weighting increases occurred in electronic technology and health technology, while weightings decreased in the retail trade and financial services sector. The largest purchases during the quarter occurred in Perkin Elmer, Adelphia Business Solutions, Business Objects ADR, and Millipore. Significant sales or position reductions occurred in Applied Micro Circuits, Guilford Pharmaceuitcals, and PSINet. The largest sector weightings remain electronic technology, health technology, and technology services. As of March 31st, the Fund was 92% invested in equity securities.
   Assets in the Sit Small Cap Growth Fund totaled $148.5 million, up from $43.0 million a year ago. We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $2.5 billion or less at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/00:  $ 42.39 Per Share
                                   12/31/99:  $ 33.61 Per Share

                           Total Net Assets:  $148.5 Million

                Weighted Average Market Cap:  $ 12.5 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    40.7
                          Technology Services    15.3
                            Health Technology    12.2
                                    Utilities     6.4
                                      Finance     4.3
                           Sectors Under 3.0%    12.9
                      Cash & Other Net Assets     8.2

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT                              RUSSELL
                   SMALL CAP       RUSSELL 2000         2000
                  GROWTH FUND          INDEX        GROWTH INDEX
                  -----------          -----        ------------

3 Month**            26.12%             7.08%            9.29%
1 Year              175.26             37.29            59.06
3 Year               49.97             17.76            25.94
5 Year               35.54             17.24            19.84
Inception            35.06             16.63            19.80
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                      SIT                              RUSSELL
                   SMALL CAP       RUSSELL 2000         2000
                  GROWTH FUND          INDEX         GROWTH INDEX
                  -----------          -----         ------------

1 Year              175.26%            37.29%           59.06%
3 Year              237.27             63.28            99.77
5 Year              357.41            121.47           147.16
Inception           463.66            142.38           182.91
  (7/1/94)


* AS OF 3/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/00 would have grown to $56,366 in the Fund, or $24,238 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                          *  PMC-Sierra, Inc.
                          *  JDS Uniphase Corp.
                          *  SDL, Inc.
                          *  Applied Micro Circuits Corp.
                          *  Emmis Communications Corp.
                          *  Asyst Technologies, Inc.
                          *  Inktomi Corp.
                          *  Sapient Corp.
                          *  RF Micro Devices, Inc.
                          *  Millipore Corp.
                        Total Number of Holdings: 67
                Top 10 Holdings represent 39.0% of the portfolio.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         Quarter Ended March 31, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Science and Technology Growth Fund delivered a strong 30.4% return for the first quarter of 2000, comparing favorably to the 19.5% return for the Pacific Stock Exchange (PSE) Technology 100 Index. Over the past year, the Fund's return was +143.2%, while the PSE Index increased 133.7%.
   Exciting developments spanning a wide variety of high tech industries continue to provide an excellent backdrop for science and technology investing. The electronic technology sector, in particular, has been a key leadership group for the overall market for the last several quarters, and the first quarter of 2000 was no exception. We estimate that if one excludes the +21.5% return for the electronic technology sector, the S&P 500 Index return would have been -2.3% (compared to the actual +2.3% return) during the quarter. Electronic technology stocks within the Fund posted strong returns during the quarter; we estimate the sector return was +53.0%. Applied Micro Circuits (+135.9%), PMC-Sierra (+154.1%), SDL (+95.3%), and Vitesse Semiconductor (+83.6%) were among the leading stocks for the Fund. Several stocks within health technology were strong performers during the first quarter. Immunex and Guilford Pharmaceuticals increased 73.8% and 92.6%, respectively.
   As of March 31st, the Fund was 99% invested in equity securities. Through strong relative price appreciation and new purchases, the Fund's allocation to the electronic technology sector increased to 59.0%, up from 52.6% at year-end 1999. There were modest decreases in the health technology and technology service sector weights during the quarter. New purchases within the Fund included Corning, Tibco Software, Amdocs, and Harmonic. Sales included Microstrategy, Lucent Technologies, and BMC Software.
   The portfolio continues to be diversified across a number of industries and investment themes. We see significant long-term growth opportunities in several areas, including communication semiconductors (Applied Micro Circuits, PMC-Sierra), optical electronics (JDS Uniphase, SDL), Biotechnology (Immunex, Protein Design Labs), and wireless infrastructure (QUALCOMM, Motorola).
   The recent strong performance has led to increased valuations--and price volatility--for many companies within the Fund. We believe, however, that fundamentals within many segments of technology and dynamic growth opportunities within our "new economy" will lead to significantly higher earnings for technology companies in the future.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/00:  $33.56 Per Share
                                   12/31/99:  $25.74 Per Share

                           Total Net Assets:  $40.7 Million

                Weighted Average Market Cap:  $78.5 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology   59.0
                          Technology Services   20.8
                            Health Technology   16.1
                                    Utilities    1.7
                            Consumer Services    1.2
                      Cash & Other Net Assets    1.2

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT          PACIFIC STOCK
                  SCIENCE AND         EXCHANGE
                  TECHNOLOGY         TECHNOLOGY           S&P
                  GROWTH FUND        100 INDEX        500 INDEX*
                  -----------       ---------        ----------

3 Month**            30.38%           19.54%            2.29%
1 Year              143.19           133.65            17.94
Inception            71.30            85.19            22.97
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*

                      SIT         PACIFIC STOCK
                  SCIENCE AND        EXCHANGE
                  TECHNOLOGY        TECHNOLOGY           S&P
                  GROWTH FUND       100 INDEX        500 INDEX*
                  -----------       ---------        ----------

1 Year              143.19%          133.65%           17.94%
Inception           235.60           299.92            59.20
  (12/31/97)


* AS OF 3/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX AND THE S&P 500 INDEX.
*THE FUND HAS DETERMINED THAT THE S&P 500 INDEX IS MORE REPRESENTATIVE OF THE PORTFOLIO AND IS NOW USING THIS INDEX AS ITS PRIMARY INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 3/31/00 would have grown to $33,560 in the Fund, $15,920 in the S&P 500 Index, or $39,992 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  SDL, Inc.
                        *  Applied Micro Circuits Corp.
                        *  PMC-Sierra, Inc.
                        *  Microsoft Corp.
                        *  Cisco Systems, Inc.
                        *  Check Point Software Technology
                        *  Intel Corp.
                        *  Inktomi Corp.
                        *  RF Micro Devices, Inc.
                        *  I2 Technologies, Inc.
                      Total Number of Holdings: 59
                Top 10 Holdings represent 35.9% of the portfolio.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         Quarter Ended March 31, 2000
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Index in the March quarter. The Fund gained 8.2% versus 2.0% for the MSCI Index and 2.1% for the Lipper Index. The Fund continued to benefit from its holdings in the telecommunications and technology sectors.

   The Fund remains overweighted in Asia, with a 55.2% weighting as of March 31st vs. 40.6% for the Index. During the quarter, however, we reduced our overall weighting in the region by taking profits in several fully-valued technology sector holdings and cutting back our exposure in the Philippines, where macroeconomic and political fundamentals are worsening. Although the economies elsewhere in Asia continue to strengthen, the Internet stock boom of the past several months shows signs of overheating, and we continue to emphasize well-managed, export-oriented companies with profitable core businesses.

   During the quarter, the Fund increased its weighting in Latin America to 16.0% vs. 30.0% for the Index. Moody's and S&P's recent upgrade of Mexican sovereign debt and diminished political uncertainties following orderly elections in Argentina and Mexico demonstrate that the investment environment in the region continues to improve. The Fund has recently added two Brazilian stocks: Petrobras, the leading oil producer in the country, and Embratel, a telecommunications service provider.

   We maintain an underweighted position in Emerging-Europe, the Middle East, and Africa of 20.5% vs. 29.4% for the Index. Our exposure to this region increased during the quarter through new additions in Israel and Spain.

   As planned over the last three years, Andrew Kim has become an advisory director to the sub-advisor. Eugene Sit continues his role as senior portfolio manager and has assumed Mr. Kim's portfolio management responsibilities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                                PORTFOLIO SUMMARY

                     Net Asset Value 3/31/00:  $15.34 Per Share
                                    12/31/99:  $14.18 Per Share

                            Total Net Assets:  $15.7 Million

                 Weighted Average Market Cap:  $59.6 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                      SIT Developing        MSCI Emerging
                                      Markets Growth Fund   Markets Free Index
                                      -------------------   ------------------

                               Asia           55.2                  40.6
                      Latin America           16.0                  30.0
                 Africa/Middle East           14.1                  13.6
                             Europe            6.4                  15.8
                      North America            1.3                   0.0
            Cash & Other Net Assets            7.0                   0.0

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT             MSCI           LIPPER
                    DEVELOPING        EMERGING        EMERGING
                     MARKETS           MARKETS         MARKETS
                    GROWTH FUND      FREE INDEX         INDEX
                    -----------      ----------       --------

3 Month**              8.18%             2.04%           2.09%
1 Year                98.45             49.19           59.80
3 Year                 9.77             -0.99            1.42
5 Year                12.46              3.05            5.96
Inception              7.86              0.72            3.38
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                        SIT             MSCI           LIPPER
                    DEVELOPING        EMERGING        EMERGING
                     MARKETS           MARKETS         MARKETS
                    GROWTH FUND      FREE INDEX         INDEX
                    -----------      ----------       --------

1 Year                98.45%            49.19%          59.80%
3 Year                32.28             -2.95            4.33
5 Year                79.85             16.19           33.58
Inception             54.53              4.22           21.05
  (7/1/94)


* AS OF 3/31/00                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/00 would have grown to $15,453 in the Fund, or $10,422 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                          *  Telefonos de Mexico, A.D.R.
                          *  Hon Hai Precision Industry
                          *  Datacraft Asia, Ltd.
                          *  Samsung Electronics
                          *  Dimension Data Holdings, Ltd.
                          *  SK Telecom Co., A.D.R.
                          *  Wal-Mart de Mexico
                          *  Advanced Info Services
                          *  Nice Systems, Ltd., A.D.R.
                          *  Taiwan Semiconductor Co.
                        Total Number of Holdings: 56
                Top 10 Holdings represent 38.1% of the portfolio.

                         A LOOK AT THE SIT MUTUAL FUNDS

      Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $10 billion for some of America's largest corporations, foundations and endowments.

      Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

      Sit Mutual Funds offer:
         *  Free telephone exchange
         *  Dollar-cost averaging through an automatic investment plan
         *  Electronic transfer for purchases and redemptions
         *  Free check writing privileges on bond funds
         *  Retirement accounts including IRAs and 401(k) plans



                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

QUARTERLY REPORT STOCK FUNDS

Quarter Ended March 31, 2000


INVESTMENT ADVISER

Sit Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
4200 Norwest Center
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISER

(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


                                     [LOGO]
                            SIT INVESTMENT ASSOCIATES
                            -------------------------
                                SIT MUTUAL FUNDS